NEWS FROM:                                               STEWART & STEVENSON
                                                         CORPORATE HEADQUARTERS
                                                         P.O. BOX 1637
                                                         HOUSTON, TX  77251-1637

FOR IMMEDIATE RELEASE:
STEWART & STEVENSON SERVICES, INC. ANNOUNCES SECOND QUARTER 1999 RESULTS

        HOUSTON, TX August 23, 1999 - STEWART & STEVENSON SERVICES, INC. (NASDAQ:SSSS), a leading manufacturer and distributor of industrial and energy related equipment, announced sales for the fiscal quarter ended July 31, 1999, totaling $200.6 million compared to sales of $188.9 million in the First Quarter and $323.5 million for the same period a year ago. Net earnings for the Second Quarter totaled $3.0 million or $0.11 per share compared to net earnings of $2.1 million or $0.08 per share in the First Quarter and $8.4 million or $0.30 per share a year ago.

        The Power Products segment, which is responsible for marketing and aftermarket support of a wide range of industrial equipment recorded Second Quarter sales of $144.9 million compared to $121.3 million in the First Quarter and $137.7 million for the Second Quarter of 1998. Operating profit for the Power Products segment totaled $7.7 million for the quarter compared to $3.1 million in the First Quarter and $10.2 million a year ago. The depressed petroleum market continues to have an adverse impact on equipment, parts and services sales in selected geographic markets. The Power Products segment experienced improved earnings at four West Coast branches and from the acquisition of IPSC Co., as well as benefits from remedial actions taken earlier this year at other locations.

        The Petroleum Equipment segment manufactures equipment for oil and gas exploration, production, and well stimulation industries. Sales for this segment totaled $23.6 million for the Second Quarter compared to $28.5 million in the First Quarter and $27.5 million last year. Operating profit for Petroleum Equipment totaled $1.7 million compared to $2.0 million in the First Quarter and $2.4 million last year. The decrease in profits resulted from increased sales of lower margin marine riser products, offset by a decrease in higher-margin equipment sales, which remained depressed particularly in the U.S. Market.

        The Tactical Vehicle Systems segment, which manufactures tactical vehicles for the U.S. Army and others, recorded sales of $5.8 million compared to $6.2 million in the First Quarter and $139.2 million a year ago. Production on the original contract was completed as of January 31, 1999, and production on the follow-on contract is anticipated to start in the third quarter of Fiscal 1999. Operating profit for the Second Quarter of 1999 amounted to $2.0 million, compared to $1.1 million in the First Quarter and $3.1 million a year ago, and was largely comprised of adjustments to estimated costs to complete the original truck contract.

        Other business activities not identified in a specific segment include airline ground support products, and gas compression equipment for sale or lease. Sales in the Second Quarter totaled $26.3 million, compared to $19.2 for the same period last year. Most of the $7.1 million increase occurred in airline ground support equipment, associated with the acquisition of Tug Manufacturing Corporation (Tug) in December 1998. A Second Quarter 1999 operating loss of $1.2 million versus $0.1 million loss a year ago resulted primarily from product development expenses related to airline ground support equipment and start up of the gas compression business, partially offset by higher sales and margins associated with the Tug acquisition.

        Other income, net, included interest income earned in 1998 on proceeds from the sale of Gas Turbine Operations to General Electric Company which totaled $2.8 million for the Second Quarter and $7.0 million for the first six months.

        Net cash provided by operating activities for the Second Quarter totaled $73.4 million, largely resulting from a comprehensive asset reduction initiative. Total debt decreased $67.9 million during the quarter.

        "Operating performance for the quarter was again in line with our near term expectations," said Michael L. Grimes, Chief Executive Officer. He added, "We are encouraged by prospects for future earnings growth, driven by the anticipated startup of production on the new FMTV contract in September, the recovery in the petroleum sector early next year, growth opportunities in the services businesses, and asset and cost reduction initiatives."

        This report contains forward-looking information. The forward-looking statements, including without limitation statements relating to the Company's performance and industry conditions for the year, are made pursuant to the Safe Harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements may be significantly impacted by various factors described herein and in the Company's Annual Report and Form 10-K filed with the Securities and Exchange Commission of the year ended January 31, 1999. There can be no assurance that anticipated developments will occur.

Contact:       Mr. David R. Stewart
               Treasurer
Phone:         (713) 868-7657
Fax:           (713) 863-1519
Email:         d.stewart@ssss.com
               HTTP://www.ssss.com
============================================================================
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STEWART & STEVENSON SERVICES, INC.
CONSOLIDATED CONDENSED STATEMENTS OF EARNINGS
(In thousands, except per share data)
                                                 ---------------------------- ----------------------------
                                                      SIX MONTHS ENDED            THREE MONTHS ENDED
                                                          JULY 31,                     JULY 31,
                                                 ---------------------------- ----------------------------
                                                      1999           1998           1999          1998
                                                         (UNAUDITED)                 (UNAUDITED)
Sales                                             $389,551       $628,549       $200,640          $323,539
Cost of sales                                      328,410        565,775        169,360           291,799
                                                 ---------       ---------      --------          --------

Gross profit                                        61,141         62,774         31,280            31,740

Selling and administrative expenses                 50,265         38,695         24,774            19,964
Interest expense                                     6,710          5,956          3,259             2,806
Other income, net                                   (3,439)       (10,230)        (1,244)           (4,208)
                                                  --------        --------        -------          --------
                                                    53,536         34,421         26,789            18,562
                                                 ---------       ----------       -------          --------

Earnings before income taxes                         7,605         28,353          4,491            13,178
Income tax provision                                 2,816         10,295          1,663             4,814
                                                 ----------      ----------       -------          --------
Earnings of consolidated companies                   4,789         18,058          2,828             8,364
Equity in net earnings (loss) of unconsolidated
   affiliates                                          334           (456)           175                73
                                                 ----------      ----------       -------          --------
Net earnings                                        $5,123       $ 17,602         $3,003            $8,437
                                                 ==========      =========        =======          ========
Weighted average shares outstanding:
   Basic                                            27,986         30,046         27,989            28,178
   Diluted                                          28,010         30,137         28,086            28,178

Earnings per share:

  Basic                                               $.18           $.59           $.11              $.30
  Diluted                                              .18            .59            .11               .30

Cash dividends per share                              $.17           $.17          $.085             $.085
                                                  ==========       ==========    ==========        =========
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STEWART & STEVENSON SERVICES, INC.
CONSOLIDATED CONDENSED STATEMENTS OF FINANCIAL POSITION
(In thousands)

                                                  JULY 31, 1999       MAY 1, 1999      JANUARY 31, 1999
                                                  -------------       -----------      ----------------

                                                   (UNAUDITED)        (UNAUDITED)
ASSETS
CURRENT ASSETS
   Cash and equivalents                              $ 2,181            $ 1,652            $ 12,959
   Accounts and notes receivable, net                185,095            178,029             164,547
   Recoverable costs and accrued profits
      not yet billed                                  34,847             69,088              99,097
   Income tax receivable                              34,664             48,002              48,596
   Inventories:
      Power Products                                 175,047            189,119             182,894
      Petroleum Equipment                             25,547             35,586              40,560
      Other Business Activities                       53,615             45,881              40,222
      Excess of current cost over LIFO values        (48,718)           (48,570)            (48,474)
                                                     -------            -------             -------
                                                     205,491            222,016             215,202
                                                     -------            -------             -------
      TOTAL CURRENT ASSETS                           462,278            518,787             540,401

PROPERTY, PLANT AND EQUIPMENT                        277,687            275,950             271,658
   Allowances for depreciation and
       amortization                                 (151,036)          (146,792)           (142,913)
                                                    --------           --------            --------
                                                     126,651            129,158             128,745

DEFERRED INCOME TAX ASSETS                             8,098              7,949               7,904
INVESTMENTS AND OTHER ASSETS                          33,927             29,518              28,727
                                                      ------             ------              ------
                                                    $630,954           $685,412            $705,777
                                                    ========           ========            ========

LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES
   Notes payable                                     $25,546            $27,192             $17,468
   Accounts payable                                   56,975             45,718              83,127
   Accrued payrolls and incentives                    13,818              9,279              17,123
   Current income taxes                                2,931              3,331               2,931
   Current portion of long-term debt                  23,902             70,220              69,488
   Other current liabilities                          91,819             94,520              95,349
                                                      ------             ------              ------
      TOTAL CURRENT LIABILITIES                      214,991            250,260             285,486
                                                     -------            -------             -------

COMMITMENTS AND CONTINGENCIES

LONG-TERM DEBT                                        78,749             98,699              83,530
DEFERRED INCOME TAXES                                     66                 51                  43
ACCRUED POSTRETIREMENT BENEFITS                       13,735             13,528              13,019
DEFERRED COMPENSATION                                  2,782              2,866               3,336
SHAREHOLDERS' EQUITY
Common Stock, without par value, 100,000,000
  shares authorized; 27,992,203 and 27,984,035
  shares issued at July 31, 1999 and January
  31, 1999, respectively                              47,722             47,723              47,819
Retained earnings                                    272,909            272,285             272,544
                                                     -------            -------             -------
      TOTAL SHAREHOLDERS' EQUITY                     320,631            320,008             320,363
                                                     -------            -------             -------
                                                    $630,954           $685,412            $705,777
                                                     ========           ========            ========
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STEWART & STEVENSON SERVICES, INC.
CONSOLIDATED CONDENSED STATEMENTS OF CASH FLOWS
(In thousands)
                                            ----------------------------- -----------------------------
                                                     SIX MONTHS ENDED            THREE MONTHS ENDED
                                                         JULY 31,                      JULY 31,
                                            ----------------------------- -----------------------------
                                                   1999           1998           1999            1998

OPERATING ACTIVITIES
   Net earnings                                     $ 5,123      $ 17,602         $ 3,003         $8,437
   Adjustments to reconcile net earnings to net
cash provided by (used in) operating activities:
       Accrued postretirement benefits                  716          (190)            207           (195)
       Depreciation and amortization                 10,826         9,963           5,623          5,770
       Deferred income taxes, net                      (171)       (2,899)           (134)             -
       Change in operating assets and liabilities
         net of the effect of acquisition:
          Accounts and notes receivable, net        (20,548)       42,347          (7,066)        55,814
          Recoverable costs and accrued profits
           not yet billed                            64,250        (6,713)         34,241        (10,546)
          Inventories                                 9,711       (14,433)         16,525        (16,156)
          Accounts payable                          (29,457)      (14,378)         15,796          1,570
          Current income taxes                       13,932       (30,739)         12,938        (39,632)
          Other current liabilities                  (3,530)      (24,761)         (2,701)       (23,854)
          Other--principally long-term assets and
           liabilities                               (5,851)        4,536          (5,032)         6,535
                                                      ------        -----          ------         -----
NET CASH PROVIDED BY (USED IN) OPERATING
   ACTIVITIES                                        45,001       (19,665)         73,400        (12,257)

INVESTING ACTIVITIES
   Collection of receivable from sale of
     Gas Turbine Operations                               -       600,000                             -
   Expenditures for property, plant and
     equipment                                      (16,685)      (15,633)         (8,864)        (7,526)
   Acquisition of businesses                              -       (18,750)            -           (9,300)
   Disposal of property, plant and equipment, net     7,953           665           6,286            259
                                                      -----           ---           -----            ---
   NET CASH (USED IN) PROVIDED BY INVESTING
     ACTIVITIES                                      (8,732)      566,282          (2,578)       (16,567)

FINANCING ACTIVITIES
   Additions to long-term borrowings                  16,234          -               -              -
   Payments on long-term borrowings                  (66,601)     (226,124)       (66,268)          (607)
   Net short-term borrowings (payments)                8,078       (34,178)        (1,646)           329
   Dividends paid                                     (4,758)       (5,001)        (2,379)        (2,318)
   Repurchase of common stock                             -       (120,000)            -         (62,940)
   Exercise of stock options                              -            589             -             (26)
                                                     -------      --------        -------         --------
NET CASH USED IN FINANCING ACTIVITIES                (47,047)     (384,714)       (70,293)       (65,562)
                                                     --------     --------        -------         --------

(Decrease) increase in cash and equivalents          (10,778)      161,903            529        (94,386)
Cash and cash equivalents, beginning of period        12,959        18,987          1,652        275,276
                                                     -------       -------         ------       --------
Cash and cash equivalents, end of period             $ 2,181       180,890        $ 2,181      $ 180,890
                                                     =======       =======        =======      =========

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
   Net cash paid during the period for:
     Interest payments                               $ 7,162       $ 4,922         $6,176        $ 4,664
     Income tax payments                                 733       $44,877            314         44,789
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STEWART & STEVENSON SERVICES, INC.
SEGMENT INFORMATION
(In thousands)

                                      SIX MONTHS ENDED JULY 31,       THREE MONTHS ENDED JULY 31,
                                    ------------------------------ -- -------------------------------
                                        1999             1998             1999             1998
                                    ------------- -- ------------- -- -------------- - --------------
SALES
  Power Products                     $266,197         $273,829          $144,909         $137,661
  Tactical Vehicle Systems             12,033          263,848             5,818          139,188
  Petroleum Equipment                  52,112           51,122            23,648           27,530
  Other Business Activities            59,209           39,750            26,265           19,160
                                    =============    =============    ==============   ==============
    Total                            $389,551         $628,549          $200,640         $323,539
                                    =============    =============    ==============   ==============

OPERATING PROFIT
  Power Products                     $ 10,791         $ 20,073            $7,701           10,168
  Tactical Vehicle Systems              3,143            5,777             2,037            3,058
  Petroleum Equipment                   3,649            4,485             1,691            2,382
  Other Business Activities              (361)           1,444            (1,197)             (52)
                                    =============    =============    ==============   ==============
    Total                             $17,222         $ 31,779          $ 10,232         $ 15,556
                                    =============    =============    ==============   ==============

Corporate expense, net                 (2,936)          (4,535)           (2,484)          (2,414)

Non-operating interest income              29            7,065                 2            2,842

Interest expense                       (6,710)          (5,956)           (3,259)          (2,806)
                                    =============    =============    ==============   ==============

Earnings before income taxes          $ 7,605          $28,353           $ 4,491          $13,178
                                    =============    =============    ==============   ==============

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